                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1999 Stock Incentive Plan of Sensormatic Electronics Corporation of our report dated August 2, 1999 with respect to the consolidated financial statements and notes thereto of Sensormatic Electronics Corporation included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the Securities and Exchange Commission.



                                             /s/ PRICEWATERHOUSECOOPERS LLP

November 24, 1999